AMENDMENT NO. 1 TO SEPARATION AGREEMENT AND MUTUAL RELEASE


         This Amendment No. 1 to Separation Agreement and Mutual Release is entered into as of March 19, 1998 by and among Siliconix incorporated, a Delaware corporation (the "Company"), Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), and Richard J. Kulle ("Executive").

                                    RECITALS
                                    --------

         A.  The  Company,  Vishay and  Executive  are  parties to a  Separation
             Agreement   and  Mutual   Release   dated   March  11,   1998  (the
             "Agreement").

         B. The parties to the Agreement desire to amend the same, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises made herein, the parties hereto hereby agree as follows:

         1. Waiver of Benefits. Executive hereby agrees to waive all of his rights under Section 2(d) of the Agreement; provided, however, that the Company shall continue to make the lease and automobile insurance payments covering Executive's company-provided automobile for as long as Executive maintains possession of said automobile. Executive understands that by executing this Amendment No. 1, he is waiving all of his rights to receive benefits under any Employee Welfare Benefit Plan, as that term is defined in the Agreement, except as specifically provided in this Section 1. The parties acknowledge and agree, however, that Executive's rights (i) under the Siliconix Retirement Plan and
(ii) to continue medical insurance under COBRA at his expense subsequent to March 11, 1998 shall not be affected by this Amendment No. 1.

         2. Lump Sum Payment. In consideration of the waiver given by Executive in Section 1 hereof, the Company hereby agrees to pay, within seven days after this Amendment shall have been fully executed by the parties hereto, a net, i.e., grossed up, lump sum payment of $95,000. This is comprised of the following:

                           Medical and life insurance         $93,151.28
                           Automobile gas and cleaning          1,200.00
                           Automobile maintenance                 648.72
                                                              ----------

                                            Total:            $95,000.00
                                                              ==========

For the derivation of the amount allocated to medical and life insurance, see Exhibit A attached hereto and made a part hereof.



         3. Effect of Amendment on Agreement. Except as amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the respective dates set forth below.


                                          SILICONIX INCORPORATED



Dated: March 19, 1998                     By:/s/David Achterkirchen
                                             -----------------------------------
                                              David Achterkirchen, Secretary


                                          VISHAY INTERTECHNOLOGY, INC.



Dated: March 19, 1998                     By:/s/William Spires
                                             -----------------------------------
                                                 William Spires, Vice President



Dated: March 19, 1998                     /s/Richard J. Kulle
                                          --------------------------------------
                                               Richard J. Kulle




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